SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 6, 2003



                                  RESCARE, INC.
               (Exact Name of Registrant as specified in Charter)


   Kentucky                         0-20372                    61-0875371
 (State or other                  (Commission                 (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
  incorporation)


10140 Linn Station Road, Louisville, Kentucky                   40223
(Address of principal executive offices)                      (Zip code)


                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 are not applicable and are omitted from this report.

Item 12.  Results of Operations and Financial Condition

         On August 6, 2003, ResCare, Inc. issued a press release to announce its 2003 second quarter and six months results. A copy of the press release is included as Exhibit 99.1 to this report.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESCARE, INC.



Date: August 6, 2003         By       /s/ Ronald G. Geary
                                -------------------------------------
                                          Ronald G. Geary
                                          Chairman, CEO and President




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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
-------  -----------------------
 99.1    Copy of press release issued by the Company on August 6, 2003.